EXHIBIT 10.10






                   MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT
                     FINANCING STATEMENT AND FIXTURE FILING
                                      FROM
                    KESTREL ENERGY, INC. (Tax ID #84-0772451)
                                       TO
                              R&M OIL AND GAS, LTD.


THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS.
THIS INSTRUMENT SECURES PAYMENT OF FUTURE ADVANCES.

THE OIL AND GAS INTERESTS INCLUDED IN THE PROPERTY COVERED HEREBY WILL BE FINANCED AT THE WELLHEADS OF THE WELLS LOCATED ON THE PROPERTIES DESCRIBED IN, OR THE DESCRIPTION OF WHICH IS INCORPORATED IN, EXHIBIT "A" ATTACHED HERETO AND MADE A PART HEREOF, AND THIS FINANCING STATEMENT IS TO BE FILED OR FILED FOR RECORD, AMONG OTHER PLACES, IN THE REAL ESTATE RECORDS PURSUANT TO APPLICABLE LAW.

THOSE PORTIONS OF THE COLLATERAL WHICH ARE MINERALS OR OTHER SUBSTANCES OF VALUE WHICH MAY BE EXTRACTED FROM THE EARTH (INCLUDING, WITHOUT LIMITATION, OIL &
GAS), AND THE ACCOUNTS RELATING THERETO, WILL BE FINANCED AT THE WELLHEADS OF THE WELLS LOCATED ON THE PROPERTIES DESCRIBED IN, OR THE DESCRIPTION OF WHICH IS INCORPORATED IN, EXHIBIT "A".

SOME OF THE PERSONAL PROPERTY CONSTITUTING A PORTION OF THE COLLATERAL IS OR IS TO BE AFFIXED TO THE PROPERTIES DESCRIBED IN, OR THE DESCRIPTION OF WHICH IS INCORPORATED IN, EXHIBIT "A".

DEBTOR OR ONE OF THEM HAS AN INTEREST OF RECORD IN THE REAL ESTATE CONCERNED, WHICH IS DESCRIBED IN, OR THE DESCRIPTION OF WHICH IS INCORPORATED IN, EXHIBIT "A".

A POWER OF SALE HAS BEEN GRANTED IN THIS MORTGAGE. A POWER OF SALE MAY ALLOW THE MORTGAGEE TO TAKE THE COLLATERAL AND SELL IT WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY MORTGAGOR HEREUNDER.



THIS INSTRUMENT WAS PREPARED BY AND
WHEN RECORDED SHOULD BE RETURNED TO:

Timothy K. Bradley
215 Union Blvd.  Suite 305
Lakewood, Colorado 80228

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                    MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT
                     FINANCING STATEMENT AND FIXTURE FILING


      THIS MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT FINANCING STATEMENT AND FIXTURE FILING (this "Instrument"), dated as of January 24, 2003, is from KESTREL ENERGY, INC. a Colorado corporation, Tax ID #84-0772451, (herein collectively called "Debtor"), with an address at 999 18th Street, Denver, Colorado 80202 to R&M OIL AND GAS, LTD. ("R&M"), with an address at 215 Union Blvd. Suite 305, Lakewood, Colorado 80228.

      IN CONSIDERATION of the sum of ten dollars ( $10.00 ) in hand paid by R&M to Debtor and the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

      Pursuant to the terms of a letter agreement dated January 24, 2003, as the same may hereafter be amended, modified, extended or amended and restated from time to time (the "Loan Agreement"), R&M is to make a loan to Debtor in the amount up to $400,000 (the "Loan").

      If applicable, this Instrument shall be deemed to be a Deed of Trust for all purposes under Colorado law.

      All of the property described under 1 through 8 below is herein collectively called the "Collateral":

      1. All of the right title and interest of Debtor, whether now owned or hereafter acquired (the "Interests"), including without limitation the working interests and net revenue interests set forth in Exhibit "A" (the "Interests"):
(a) in and to all of the fee estates, oil and gas leases, oil, gas and mineral leases, licenses, subleases and sublicenses described or referred to in Exhibit "A" attached hereto and made a part hereof, and (b) in and to any other interests covering or relating to all or any part of the land described in Exhibit "A" or the description of which is incorporated in Exhibit "A" (the "Land");

      2. All of the oil, gas, Coalbed methane, casinghead gas and other hydrocarbons, whether solid, liquid or gaseous, and all other associated or related substances ("Hydrocarbons") owned by Debtor, or either of them, whether in, on or attributable to any of the Interests:

      3. All of the items incorporated as part of or attributed or affixed to any of the real property included in the Interests, in such a manner that such items are no longer personal property under the laws of the state where the property is situate:

      4. All wells, platforms, derricks, casing, tubing, tanks, tank batteries, separators, rods, pumps, flow lines, water lines, gas lines, machinery, pipelines, power lines and other goods and equipment, and all of the personal property and fixtures, as defined under the laws of the state where the property is situate, now or hereafter owned by the Debtor, or either of them, whether attributable to or obtained or used in connection with any of the Interests or otherwise, including without limitation any and all such items which are used or purchased for the production, treatment, storage, transportation, manufacture or sale of Hydrocarbons and any and all such items described on Exhibit "A";

      5. All of the inventory, accounts, contract rights and general intangibles of the Debtor, either of them, now or hereafter arising, in connection with the Interests, including without limitation those

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arising under any contract or agreement relating to the production, treatment, storage, transportation, manufacture or sale of Hydrocarbons and those described on Exhibit "A";

      6. All of the severed and extracted Hydrocarbons owned by Debtor, or either of them, which may be produced from or attributed to any of the Interests;

      7. All of the rights, privileges, benefits hereitaments and appurtenances in any way belonging, incidental or appertaining to any of the property described under Paragraphs 1 through 6 above; and

      8. All of the proceeds and products of the property described under Paragraphs 1 through 7 above, including without limitation condemnation awards and the proceeds of any and all title insurance policies and other insurance policies covering all or any part of said property and, to the extent they may constitute proceeds, instruments, accounts, securities, general intangibles and contract rights.

      IN CONSIDERATION of the sum of ten dollars ($10.00) in hand paid to Debtor, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor hereby:

      A. Grant, bargain, sell, assign, transfer, pledge, mortgage and convey, and grant a security interest in, the Collateral to R&M, WITH POWER OF SALE pursuant to this Instrument and applicable law; TO HAVE AND TO HOLD the Collateral to R&M and its successors and assigns forever, subject to all of the terms, conditions, covenants and agreements herein set forth, for the security and benefit of R&M; and

      B. Assign to R&M all of the severed and extracted Hydrocarbons produced from or attributed to any of the Collateral, together with all amounts that become payable to Debtor, or either of them, with respect to any of the Collateral, whether now owned or hereafter acquired, and all of the proceeds thereof.

      AND in furtherance thereof Debtor warrant, represent, covenant and agree as follows:

                                    ARTICLE I

                                   OBLIGATIONS

      Section 1.1 This Instrument is executed acknowledged and delivered by Debtor to secure and enforce the following obligations (herein called the "Obligations"):

      A. Payment of and performance of all obligations of Debtor under or in connection with the Promissory Note of even date herewith, as the same may hereafter be amended, renewed, extended or substituted for (the "Note"), made by Debtor, in the face amount of $400,000 (which amount may be increased by written agreement of the parties), payable to the order of R&M (or such earlier date as may be specified in Loan Agreement), with the interest at the rate specified in the Note, which rate at the date hereof is an annual rate equal to twelve and one half percent (12.5%);

      B. All indebtedness, liabilities and obligations of Debtor, or either of them, to R&M of every kind and character, now existing or hereafter arising, pursuant to the Loan Agreement, the Note, the Security Agreement, or any other document related to the loan;

      C. All other indebtedness, liabilities and obligations of Debtor, or either of them, to R&M, of every kind and character, now existing or hereafter arising, whether direct or indirect, primary or secondary, joint, several or joint and several (including, without limitation, any and all obligations of Debtor, or either of them, to R&M for fees, costs, and expenses pursuant to or in connection with any loan agreements now or hereafter in force), it being contemplated that Debtor, or either of them, may hereafter become indebted to R&M in such further sums;

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      D. Payment of all sums advanced and costs and expenses incurred by R&M
(whether directly or indirectly and including without limitation all legal fees) in connection with the Obligations or any part thereof, any renewal, extension or change of or substitution for the Obligations or any part thereof, or the acquisition or perfection of the security therefor, whether such advances, costs and expenses were made or incurred at the request of Debtor, or either of them, or R&M;

      E. Payment of all other indebtedness and liabilities and performance of all other obligations of all other obligations of Debtor, or either of them, to R&M arising pursuant to this Instrument or in connection with this Instrument; and

      F. All renewals, extensions, amendments and changes of, or substitutions or replacements for, all or any part of the items described under A through E above; provided that such renewals, extensions, amendments, changes of, or substitutions or replacements for, all or any part of the foregoing:

          (1) shall not exceed $1,000,000 in aggregate outstanding principal amount at any time;

          (2)  shall have been made on or before December 31, 2005; and

          (3)  shall completely mature prior to December 31, 2009.

                                   ARTICLE II

                  WARRANTIES, REPRESENTATIONS AND COVENANTS

      Section 2.1 Debtor warrants, represents, and covenants to and with R&M that: (a) Debtor, or one of them, is the lawful owner of good and defensible title to the Collateral, free and clear of all liens, security interests, encumbrances and burdens, except liens, security interests and other matters permitted by the terms of the Loan Agreement; (b) each loan, the payment of which constitutes an Obligation hereunder, is or shall be for a business or commercial purpose; and (c) Debtor will forever defend the title to the Collateral against the claims of all persons whomsoever claiming or to claim the same or any part thereof.

      Section 2.2 Debtor covenants that, so long as any part of the Obligations remains unpaid or unsatisfied, unless R&M shall have otherwise consented in writing:

      A. Debtor shall promptly and, insofar as not contrary to applicable law, at Debtors own expense, file and re-file in such offices, at such times and as often as may be necessary, this Instrument and every other instrument in addition or supplemental hereto, including applicable financing statements, as may be necessary to create, perfect, maintain and preserve the lien, encumbrance and security interest intended to be created hereby and the rights and remedies of R&M hereunder;

      B. Debtor shall execute, acknowledge and deliver to R&M such other and further instruments and do such other acts as in the reasonable opinion of R&M may be necessary or desirable to more fully identify and subject to the lien, encumbrance and security interest and assignment created hereby any property intended by the terms hereof to be covered hereby, to assure the first priority thereof, and otherwise to effect the intent of this Instrument, promptly upon request of R&M and the Debtors' expense; and

      C. If the title, interest, lien or encumbrance, as the case may be, of Debtor, or R&M to the Collateral or any part thereof, or the security of this Instrument, or the rights or powers of R&M hereunder, shall be attacked, either directly or indirectly, or if any legal proceedings are commenced involving Debtor, or either of them, or the Collateral, Debtor shall promptly give written notice thereof to R&M and at Debtors' own expense shall take all reasonable steps diligently to defend against any such attack or proceedings; and R&M may take such independent action in connection therewith as it may in connection therewith as it may in its discretion deem advisable, and all costs and expenses, including, without

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limitation, reasonable attorneys' fees and legal expenses, incurred by R&M in connection therewith shall be a demand obligation owing by Debtor to R&M shall bear interest at the rate provided in the Note, and shall be a part of the Obligations.

D. At all times during which amounts remain payable under the Note, Debtor shall maintain policies of insurance in forms and amounts, and with insurers reasonably satisfactory to R&M, naming R&M as an additional insured. Such policies of insurance shall include, without limitation, (i) broad form comprehensive general public liability insurance against claims for bodily injury, death, or property damage occurring on, in or about the Land, as well as
(ii) extended coverage of the Collateral against loss by fire or other casualty.

                                   ARTICLE III

                      COLLECTION OF PROCEEDS OF PRODUCTION

      Section 3.1 Pursuant to the assignment made by Debtor in paragraph B of the granting clause of this Instrument, R&M is entitled to receive all of the severed and extracted Hydrocarbons produced from or attributed to all of the Interests, together with all of the proceeds thereof. Debtor acknowledge and agree that said assignment is intended to be absolute and unconditional and not merely a pledge of or creation of a security interest therein or assignment as additional security. Debtor hereby receiving or having in their possession any such Hydrocarbons or proceeds to treat and regard R&M as the party entitled, in Debtors' place and stead, to receive such Hydrocarbons and proceeds; and said parties shall be fully protected in so treating and regarding R&M and shall be under no obligation to see the application by R&M of any such proceeds received by it.

      Section 3.2 All of the proceeds received by R&M pursuant to Section 3.1 shall be applied by R&M in accordance with the terms of the Loan Agreement.

      Section 3.3 Upon any sale of any of the Collateral by or for the benefit of R&M pursuant to Article V, the Hydrocarbons thereafter produced from or attributed to the part of the Collateral so sold, and the proceeds thereof, shall be included in such sale and shall pass to the purchaser free and clear of the provisions of this Article.

      Section 3.4 R&M is hereby absolved from all liability for failure to enforce collection of any such Hydrocarbons or proceeds and from all other responsibility in connection therewith, except the responsibility to account to Debtor for proceeds actually received.

      Section 3.5 Debtor shall indemnify R&M against all claims, actions, liabilities, judgments, costs, attorneys' fees and other charges of whatsoever kind or nature (herein called "Claims") made against or incurred by R&M as a consequence of the assertion, either before or after the payment in full of the Obligations, that R&M received Hydrocarbons or proceeds pursuant to this Article which were claimed by or due to third persons. R&M shall have the right to employ attorneys and to defend against any Claims, and unless furnished with reasonable indemnity, R&M shall have the right to pay or compromise and adjust all Claims. Debtor shall indemnify and pay to R&M all such amounts as may be paid in respect thereof or as may be successfully adjudicated against R&M. The liabilities of Debtor as set forth in this section shall survive the termination of this Instrument.

      Section 3.6 Nothing in this Instrument shall be deemed or construed to create a delegation to or assumption by R&M of the duties and obligations of Debtor, or either of them, under any agreement or contract relating to the Collateral or any portion thereof, and all of the parties to any such contract shall continue to look to Debtor, or either of them, for performance of all covenants and other obligations and the satisfaction of all representations and warranties of Debtor, or either of them, thereunder, notwithstanding the assignment of production and proceeds herein made or the exercise by R&M, prior to foreclosure, of any of its rights hereunder or under applicable law.

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                                   ARTICLE IV

                                   TERMINATION

      If all of the Obligations of Debtor shall be paid or performed in full pursuant to the terms and conditions of this Instrument and the instruments evidencing the Obligations and if R&M has no further obligation to make advances to Debtor, or either of them, then R&M shall, promptly after the request of Debtor, execute, acknowledge and deliver to Debtor proper instruments evidencing the termination of this Instrument. Debtor shall pay all reasonable legal fees and other expenses incurred by R&M for preparing and reviewing such instruments of termination and the execution and delivery thereof, and R&M may require payment of the same prior to delivery of such instruments. Otherwise, this Instrument shall remain and continue in full force and effect.

                                    ARTICLE V

                                     DEFAULT

Section 5.1 The occurrence of any "Event of Default", including without limitation the expiration of any applicable grace period, Debtor shall, automatically (as described in the Loan Agreement), or at the option of R&M, make all amounts then remaining unpaid on the Obligations immediately due and payable, and the liens, encumbrances and security interests evidenced or created hereby shall be subject to foreclosure in any manner provided for herein or provided by law. An Event of Default is hereby deemed to be and to mean, (i) failure to pay when due, following the expiration of any applicable grace period, any amount due under the Note, (ii) failure to observe any other covenant under the Note or under this Instrument, (iii) a merger, sale of assets or sale of stock (unless over a nationally recognized exchange) that was not approved in writing by R&M, (iv) sale of the Land, or (v) a default under or breach of any other term, condition, representation or warranty under this Instrument, the Note or any other document related thereto.

Section 5.2 Upon the occurrence of any Event of Default, and at all times thereafter, in addition to all other rights and remedies herein conferred, R&M shall have all of the rights and remedies of a mortgagee under a mortgage with respect to all of the Collateral. This Instrument shall be effective as a mortgage, and, upon the occurrence of an Event of Default, may be foreclosed as to any of the collateral in any manner permitted by applicable law, and any foreclosure suit may be brought by R&M. The provisions set forth in this Section
5.3 shall not in any way limit any other provision of this Instrument. R&M shall, to the extent permitted by allocable law, have the right and power, but not the obligation, to enter upon and take immediate possession of the real property included in the Collateral of any part thereof, to exclude Debtor there from, to hold, use, operate, manage and control such real property, to make all such repairs, replacements, alterations, additions and improvements to the same as R&M may deem proper, to sell all of the severed and extracted Hydrocarbons included in the same subject to the provisions of Article III, to demand, collect and retain all other earnings, proceeds and other sums due or to become due with respect to such real property, accounting for and applying to the payment of the Obligations only the net earnings arising there from after charging against the receipts there from all costs, expenses, charges, damages and losses incurred by reason thereof plus interest thereon at an annual rate which is the highest allowed under Colorado law, as fully and effectually as if R&M were the absolute owner of such real property and without any liability to Debtor in connection therewith.

Section 5.4 Upon the occurrence of any Event of Default, or at any time thereafter, R&M, in lieu of or in addition to exercising any other power, right or remedy herein granted or by law or equity conferred, may proceed by an action or actions in equity or at law for the seizure and sale of the real property included in the Collateral or any part thereof, for the specific performance of any covenant or agreement herein contained in aid of the executed of any power, right or remedy herein granted by law or equity conferred, for the foreclosure or sale of such real property or any part thereof under the judgment or decree of any court of competent jurisdiction, for the appointment of a receiver pending any other appropriate equitable or legal remedy.

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Section 5.5 Upon the occurrence of any Event of Default, or at any time thereafter, in addition to all other powers, rights and remedies herein granted or by law or equity conferred, R&M shall have all of the rights and remedies of an assignee and secured party granted by applicable law, including the Uniform Commercial Code, and shall, to the extent permitted by applicable law, have the right and power, but not the obligation, to take possession of the personal property included in the Collateral, and for that purpose R&M may enter upon any premises on which any or all of such personal property is located and take possession of and operate such personal property or remove the same there from. R&M may require Debtor to assemble such personal property and make it available to R&M at a place to be designated by R&M, which is reasonably convenient to both parties. The following presumptions shall exist and shall be deemed conclusive with regard to the exercise by R&M of any of its remedies with respect to person property:

            (a) If notice is required by applicable law, five days' prior written notice of the time and place of any public sale or of the time after which any private sale or any other intended disposition thereof is to be made shall be reasonable notice to Debtor. No such notice is necessary if such property is perishable, threatens to decline speedily in value or is of a type of customarily sold on a recognized market.

            (b) Without in any way limiting the right and authority of R&M to sell or otherwise dispose of Collateral in a commercially reasonable manner, the following, or any of them, shall be considered commercially reasonable: (1) R&M may hold a public sale of the Collateral in Denver, Colorado or Houston, Texas after having provided Debtor with five days' notice of such sale and after having published notice of such sale by an advertisement in such publication as may be permitted or required under applicable state law, as R&M determines to be appropriate (which advertisement may be placed in the "classified" section), for a period of not less than five consecutive issues commencing not more than ten days prior to the sale; (2) the Collateral may be sold for cash; and (3) R&M or any other person owning, directly or indirectly, any interest in any of the Obligations may be a purchaser at such a sale.

      Section 5.6 Upon the occurrence of any Event of Default, or at any time thereafter, R&M may, with respect to all or any portion of the Collateral, subject to any mandatory requirements of applicable law, sell or have sold the real property or interests therein included in the Collateral or any part thereof at one or more sales, as an entirety or in parcels, at such place or places and otherwise in such manner and upon such notice as may be required by law or by this Instrument, or, in the absence of any such requirement, as R&M may deem appropriate. R&M may postpone the sale of such real property or interests therein or any part thereof by Public announcement at he time and place of such sale, and from time to time thereafter may further postpone such sale by public announcement made at the time of sale fixed by the preceding postponement. Sale of a part of such real property of interests therein or any defect or irregular sale hereunder will not exhaust the power of sale, and sales may be made from time to time until all such property is sole without defect or irregularity or the Obligations are paid in full. R&M shall have the right to appoint one or more attorneys in fact to act in conducting the foreclosure sale and executing a deed to the purchaser. It shall not be necessary for any of the Collateral at any such sale to be physically present or constructively in the possession of R&M.

      Section 5.7 R&M or any other person owning, directly or indirectly, any interest in any of the Obligations shall have the right to become the purchaser at any sale made pursuant to the provisions of this Article V and shall have the right to credit upon the amount of the bid made therefore the amount payable to it under or in connection with the Obligations. Recitals contained in any conveyance to purchaser at any sale made hereunder will conclusively establish the truth and accuracy of the matters therein stated, including without limitation nonpayment of the Obligations and advertisement and conduct of such sale in the manner provided herein or provided by law. Debtor hereby ratifies and confirms all legal acts that R&M may do in carrying out the provisions of this Instrument.

      Section 5.8 Debtor hereby waives and relinquish, to the maximum requirements of applicable law. Debtor hereby agrees that Debtor shall not at any time hereafter have or assert, any right under any law pertaining to: marshalling whether of assets or liens, the sale of property in the inverse order of alienation, the exemption of homesteads, the administration of estates of decedents, appraisement,

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valuation, stay, extension, redemption, subrogation, or abatement, suspension, deferment, diminution or reduction of any of the Obligations (including, without limitation, setoff), now or hereafter in force. Debtor expressly agrees that R&M may offer the Collateral as a whole or in such parcels or lots as R&M, in its sole discretion elects, regardless of the manner in which the Collateral may be described.

      Section 5.9 All costs and expenses (including reasonable attorneys' fees, legal expenses, filing fees, and mortgage, transfer, stamp and other excise taxes) incurred by R&M in perfecting, protecting and enforcing its rights hereunder, whether or not an Event of Default shall have occurred, shall be a demand obligation of Debtor to R&M and shall bear interest at the rate provided in the Note, all of which shall be part of the Obligations.

      Section 5.10 The proceeds of any sale of the Collateral or any part thereof made pursuant to this Article V shall be applied as follows:

      A. First, to the payment of all costs and expenses incident to the enforcement of this Instrument, including, without limitation, a reasonable compensation to the agents, attorneys and counsel of R&M;

      Second, to the payment or prepayment of the Obligations, in such order as R&M shall elect; and

      B. Third, the remainder, if any, shall be paid to Debtor or such other person or persons as may be entitled thereto by law.

      Section 5.11 Upon any sale made under the powers of sale herein granted and conferred, the receipt of R&M will be sufficient discharge to the purchaser or purchasers at any sale for the purchase money, and such purchaser or purchasers and heirs, devisees, personal representatives, successors and assigns thereof will not, after paying such purchase money and receiving such receipt or R&M, be obligated to see to the application thereof or be in any way answerable for any loss, misapplication or non-application thereof.

                                   ARTICLE VI

                            MISCELLANEOUS PROVISIONS

            Section 6.1 Each and every right, power and remedy hereby granted to R&M shall be cumulative and not exclusive, and each and every right, power and remedy whether specifically hereby granted or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by R&M,

            Section 6.2 If any provisions hereof or of any of the other documents constituting, evidencing or creating all or any part of the Obligations is invalid or unenforceable in any jurisdiction, the other provisions hereof or of said documents shall remain in full force and effect in such jurisdiction and the remaining provisions hereof will be liberally construed in favor of R&M in order to carry out the provisions hereof and of such other documents. The invalidity of any provisions of this Instrument in any jurisdiction will not affect the validity or enforceability of any such provisions in any other jurisdiction.

            Section 6.3 This Instrument will be deemed to be and may be enforced from time to time as an assignment, contract, financing statement, real estate mortgage, or security agreement, and from time to time as any one or more thereof, as is appropriate under applicable state law. A carbon, photographic or other reproduction of this Instrument or any financing statement may be relied upon by third parties for any and all purposes.

            Section 6.4 Notwithstanding anything to the contrary contained herein, no rate of interest required hereunder or under the Obligations shall exceed the maximum legal rate under

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      applicable law, and, in the event any such rate is found to exceed such maximum legal rate, Debtor shall be required to pay only such maximum legal rate.

            Section 6.5 Insofar as permitted by otherwise applicable law, this Instrument and Obligations shall be construed under and governed by the laws (excluding the choice of law rules) of the State of Colorado; provided, however, that, with respect to any portion of the Collateral located outside of the State of Colorado, the laws (excluding the choice of law rules) of the jurisdiction in which such property is located shall apply to the extent, and only to the extent, necessary to permit R&M to enforce or realize upon its rights and remedies hereunder with respect to such property, and any such enforcement or realization proceedings shall be conducted in compliance with the applicable laws of the state where the Collateral is located.

            Section 6.6 This instrument may be executed in any number of counterparts, each of which will for all purposes be deemed to be an original, and all of which are identical except that: (a) to facilitate recordation, in particular counterparts hereof, portions of Exhibit "A" hereto which describe properties situated in counties other than the county in which the counterpart is to be recorded have been omitted, and
      (b) to accommodate different execution formalities for different states in which the Collateral is located, the signature blocks and title pages in counterparts to be filed in certain states may contain captions, witnesses, acceptances and other formalities not included in other counterparts. Each counterpart shall be deemed to be an original for all purposes, and all counterparts shall together constitute but one and the same instrument.

            Section 6.7 Unless otherwise specified in Exhibit "A" hereto, all recording references in Exhibit "A" hereto are to the official real property records of the county in which the affected land is located. The references in Exhibit "A" hereto to liens, encumbrances and other burdens shall not be deemed to recognize or create any rights in third parties.

            Section 6.8 All deliveries and notices hereunder shall be deemed to have been duly made or given if made or given in conformity with the provisions of the Loan Agreement.

            Section 6.9 This Instrument shall bind and inure to the benefit of the respective successors and assigns of Debtor and R&M, including, without limitation, any and all other banks, lending institutions and parties which may participate in the indebtedness evidence by the Obligations or any of them. Notwithstanding any other provision contained herein, if any property interest granted by this Instrument does not vest on the execution and delivery of this Instrument, it shall vest, if at all, no later than 20 years after the execution and delivery of this Instrument. As used herein, the term "person" shall mean individual, corporation, Limited Liability Company, partnership, joint venture, agency or other form of entity or association.

            Section 6.10 Some of the above goods are or are to become fixtures on the land. The above described mineral or other substances of value which may be extracted from the earth (including without limitation oil and gas), and the accounts relating thereto will be financed at the wellhead of the well or wells located on the Land. This instrument is to be filed for record in, among other places the real estate records of each county in which the affected real estate is located; to wit, all of these listed in Exhibit "A". Debtor or one of them is the owner of a record interest in real estate concerned. The mailing address of Debtor and the address of R&M from which information concerning the security interest may be obtained are as set forth above.

            Section 6.11 R&M shall be entitled to enforce payment of any indebtedness and performance of any other of the Obligations secured hereby and to exercise all rights and powers under this Instrument or under any other instrument or other agreement or any laws now or hereafter in force, notwithstanding the fact that some or all of said indebtedness and other Obligations secured hereby may now or hereafter be otherwise secured, whether by mortgage, deed of trust, pledge, lien, assignment or otherwise. Neither the acceptance of this Instrument nor its enforcement, whether by court action or pursuant to the power of sale or other powers herein contained shall prejudice or in any manner affect R&M's, right to realize upon or enforce any other security now or hereafter held by R&M, it being agreed that R&M shall be entitled to enforce this Instrument and any other security now or hereafter held by R&M in such order other security now or hereafter held by R&M in such order and manner as it may in its absolute discretion determine.

                       EXECUTED as of the date first above written.

                                   KESTREL ENERGY, INC.


                                   By: /S/BARRY D. LASKER
                                   ------------------------
                                      Barry Lasker, President


STATE OF TEXAS          )
                        ) ss.
COUNTY OF HARRIS        )


      The foregoing instrument was acknowledged before me this 30th day of January, 2003 by Barry Lasker as President of KESTRELENERGY, INC.,

      Witness my hand and official seal.
      My commission expires:  7/5/03      .
                            --------------

                                    Notary Public     /s/Phuong Mai H. Truong

                                    EXHIBIT A

      LEGAL DESCRIPTION OF THE LAND:

                               FINANCING STATEMENT


1.    Debtor and Address:

            Kestrel Energy, Inc. (Tax ID #84-0772451)
            999 18th Street Suite 2490
            Denver, CO 80202

2.    Secured Party and Address:

            R&M Oil and Gas, Ltd.
            215 Union Blvd. Suite 305
            Lakewood, CO 80228

3.    This financing statement covers the following types (or items) of
      Property:

     (a) All of the right title and interest of Debtors, or either of them, whether now owned or hereafter acquired (the "Interests"), including without limitation the working interests and net revenue interests set forth in Exhibit "A": (a) in and to all of the fee estates, easements, rights of way, mineral estates, leasehold estates, oil and gas leases, oil, gas and mineral leases, licenses, subleases and sublicenses described or referred to in Exhibit "A", and (b) in and to any other interests covering or relating to all or any part of the land described in Exhibit "A" or the description of which is incorporated in Exhibit "A" (the "Land");

     (b) All of the oil, gas, coalbed methane, casinghead gas and other hydrocarbons, whether solid, liquid or gaseous, and all other associated or related substances ("Hydrocarbons") owned by Debtor, or either of them, whether in, on or attributed to any of the Interests;

     (c) All of the items incorporated as part of or attributed or affixed to any of the real property included in the Interests, in such a manner that such a manner that such items are no longer personal property under the laws of the state where the property is situate;

     (d) All wells, platforms, derricks, casing, tubing, tanks, tank batteries, separators, rods, pumps, flow lines, water lines, machinery, pipelines, power lines and other goods and equipment, and all of the personal property and fixtures, as defined under the laws of the state where the property is situate, now or hereafter owned by Debtor, or either of them, attributable to or used in connection with any of the Interests, including without limitation any and all such items which are used or purchased for the production, treatment, storage, transportation, manufacture or sale of Hydrocarbons and any and all such items described on Exhibit "A";

     (e) All of the inventory, accounts, contract rights and general intangibles of Debtors, or either of them, now or hereafter arising , in connection with the Interests, including without limitation those arising under any contract or agreement relating to the production, treatment, storage, transportation, manufacture or sale of Hydrocarbons and those described on Exhibit "A";

     (f) All of the severed and extracted Hydrocarbons owned by Debtor, or either of them, produced from or attributed to any of the Interests;

     (g) All of the rights, privileges, benefits, hereditaments and appurtenances in any way belonging, incidental or appertaining to any of the property described under Paragraphs (a) through (f) above; and

     (h) All of the proceeds and products of the property described under Paragraphs (a) through (g) above, including without limitation condemnation awards and the proceeds of any and all title insurance policies and other insurance policies covering all or any part of said property and, to the extent they may constitute proceeds, instruments, accounts, securities, general intangibles and contract rights.

4. Some of the above described goods and personal properties are or are to be affixed to the land described in Exhibit "A".

5. The above-described minerals, including oil and gas accounts, will be financed at the wellhead of the well or wells located on the land described in Exhibit "A".

6. This financing statement is to be filed, among other places, in the real estate records.

7. Debtors or one of them owns a record interest in real estate described or referred to in Exhibit "A".


                                    KESTREL ENERGY, INC.


                                    By:/S/ BARRY LASKER
                                       ----------------------
                                       Barry Lasker, President

                                   PREAMBLE TO

                                   EXHIBIT "A"


1. Reference is made to the land descriptions contained in the document of title recorded as described in this Exhibit "A". To the extent that any other land descriptions in this Exhibit "A" are incorrect or not legally sufficient, the land descriptions contained in the leases or other documents recorded as described in this Exhibit "A" are incorporated herein by this reference.

2. Unless provided otherwise, all recording references in this Exhibit "A" are to be the official real property records of the county or countries in which the Interests are located and in which records such documents are or in the past have been customarily recorded, whether deed Records, Oil and Gas Records, Oil and Gas lease records or other records.


      LEGAL DESCRIPTION OF THE LAND:

                                 PROMISSORY NOTE

                             Date: January 24, 2003
                          Principal Amount: $400,000.00
                           Due Date: January 31, 2005

      FOR VALUE RECEIVED, Kestrel Energy, Inc. (hereinafter designated "Maker"), promises to pay to the order of R&M Oil and Gas, Ltd. (hereinafter "Payee") the principal amount of Four Hundred Thousand and No/100ths Dollars ($400,000.00), with interest accruing thereon at the annual rate of twelve and one-half percent (12.5%) as follows:

            i. Interest shall be payable in equal monthly installments of $4,166.667, commencing on February 28, 2005 and continuing thereafter on the last day of each calendar month until principal and interest are paid in full; and

            ii. If not sooner paid, the entire principal amount outstanding and accrued interest thereon shall be due and payable on January 31, 2005.

      Maker shall be entitled to prepay all or any portion of the outstanding principal balance hereunder prior to the Maturity Date, without penalty; provided, however, that if at the time of the prepayment of all or any part of the entire outstanding principal balance hereunder, Maker has not yet paid to Lender interest accruing hereunder in an amount equal to one hundred eighty
(180) days of interest on the original principal amount ("180 Days' Interest"), then contemporaneously with such prepayment Maker shall pay to Lender an amount equal to 180 Days' Interest on the amount so prepaid minus the amount of interest then accrued hereunder, which amount shall be paid in addition to any and all other amounts due and owing hereunder, including, without limitation, principal, accrued interest and late fees. Principal once repaid may not be drawn again by Maker. The Loan is not a revolving loan. Maker acknowledges that this premium for prepayment is not a penalty but a fee to compensate Lender for reinvesting the proceeds of the prepayment prior to the Maturity Date agreed upon by Lender and Maker. Any prepayment made hereunder is to be applied first to accrued unpaid interest, if any, the remainder of any prepayment to be applied to principal. No partial prepayment shall postpone the due date of any subsequent payment.

      This Note is not assumable and if any payment required by this Note is not paid when due, the entire principal amount outstanding and accrued interest thereon shall at once become due and payable at the option of Payee, without notice.

      This note shall be freely negotiable and transferable by Payee without the surrender of the Note to Maker and reissuance of a new Note or of this Note to a new holder.

      The Maker, endorsers, sureties and guarantors of this Note, jointly and severally, waive presentment, protest and demand, and also notice of protest, of demand, of nonpayment, of dishonor and of maturity and also recourse to surety defenses generally, and they also hereby consent to any and all renewals, extensions or modifications of the terms hereof, including time for payment, and further agree that any such renewal, extension or modification of the terms hereof, or the release or substitution of any


Bradley\R&M\Promissory Note        Page 1 of 3            Maker's Initials _____
collateral for the indebtedness evidenced hereby, or any other indulgences, shall not affect the liability of any said party for the indebtedness evidenced by this Promissory Note. Any such renewals, extensions or modifications may be made without notice to any of said parties.

      In the event of any default in the payment of the principal amount or interest under this Note, the Maker shall pay all costs and expenses of collection, including, without limitation, attorneys' fees, whether incurred out of court or in litigation, including appeals and bankruptcy proceedings; such costs and expenses shall bear interest at the highest rate then allowed under Colorado law, beginning two (2) days after demand is made upon Maker for the payment of such costs and expenses. From and after the date of any default, the interest rate hereunder shall increase to the highest rate then allowed under Colorado law.

      This Note is not assumable and shall become due and payable in full upon conveyance of the within described property. This Note and the payments required hereunder are secured by a the Mortgage, Security Agreement, Assignment Financing Statement and Fixture Filing of even date herewith, and until released said instrument contains additional rights of the Payee. Such rights may cause acceleration of the indebtedness evidenced by this Note. Said instrument grants rights to the real and personal property located in the State of Oklahoma, as further described therein. All amounts under this Note shall become fully liquidated, due and payable upon the sale of the above-referenced real property.

      Any notices, statements or other communications made or given hereunder by the parties shall be in writing and shall be deemed properly given and received upon the earlier of when actually given and received (as the same may be evidenced by electronic confirmation of facsimile transmission or receipt of notice of hand delivery) or three (3) business days after mailing by registered or certified mail, return receipt requested and postage prepaid, to the applicable address set forth below:

      To Borrower:                     To Lender:

      Kestrel Energy, Inc.             R&M Oil and Gas, Ltd.
      999 18th Street Suite 2490       Bradley, Allen & Associates
      Denver, CO 80202                 215 Union Boulevard, Suite 305
      Attn: Barry Lasker               Lakewood, Colorado 80228
                                       Attn: Tim Bradley

      Any such addresses and/or facsimile numbers may be changed by written notice of the same to the other party.

      This Note shall be governed by and construed in accordance with the laws of the State of Colorado.

      It is expressly agreed and declared that this Promissory Note is given for value arises from monies used by Maker solely for commercial purposes.


Bradley\R&M\Promissory Note        Page 2 of 3            Maker's Initials _____

      IN WITNESS WHEREOF, this Promissory Note is dated effective the date and year first above written.

                                     MAKER:

                                     Kestrel Energy, Inc.
                                     a Colorado corporation



                                     By: /S/BARRY LASKER
                                        ----------------------------------------
                                     Name: Barry Lasker
                                     Title: President


STATE OF TEXAS          )
                        ) ss.
COUNTY OF HARRIS  )

      The foregoing instrument was acknowledged before me this 30th day of January, 2003, by Barry Lasker on behalf of the corporation.



Witness my hand and official seal.

My commission expires:    7/5/03
                      ---------------

                                                /S/PHUONG MAI H. TRUONG
                                                -----------------------------
                                                Notary Public


Bradley\R&M\Promissory Note        Page 3 of 3            Maker's Initials _____